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                                                                      EXHIBIT 10


                      AMENDMENT NO. 2 TO CREDIT AGREEMENT


     This Amendment dated as of August 19, 1999 by and among Comerica Bank, Harris Trust and Savings Bank, KeyBank National Association, Michigan National Bank, Bank One, Michigan (f/k/a NBD Bank) (the "Revolving Credit Banks") and Comerica Bank, in its capacity as lender of the Swing Line Credit ("Swing Line Bank") and together with the Revolving Credit Banks (collectively referred to as the "Banks"), Comerica Bank as agent for the Banks (in such capacity "Agent"), and Valassis Communications, Inc., a Delaware corporation ("Company").

                                 R E C I T A L S:

     1. Banks, Agent and Company entered into that certain Credit Agreement dated as of November 16, 1998 as previously amended as of November 25, 1998 ("Agreement").

     2. Banks, Agent and Company desire to amend the Agreement as set forth below.

     The parties agree as follows:

     1. The definition of "Revolving Credit Maturity Date" set forth in Article 1 of the Agreement is amended to read as follows:

          "`Revolving Credit Maturity Date' shall mean October 31, 2002, subject to extension pursuant to the terms of Section 2.9 hereof."

     2.  The definition of "Revolving Credit Optional Increase" set forth in
Article 1 of the Agreement is amended to read as follows:

          "`Revolving Credit Optional Increase' shall mean an amount up to One Hundred Thirty Million Dollars ($130,000,000)."

     3.  The above amendments shall be effective as of the date hereof.

     4. Except as expressly modified hereby, all the terms and conditions of the Agreement shall remain in full force and effect.

     5. Company hereby represents and warrants that, after giving effect to the amendments contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority; and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Section 7.1 through 7.7 and 7.19 through 7.22 of the Agreement are true
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and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in Section 7.18 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 8.3 of the Agreement; and (d) no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

     6. This Amendment may be executed in several counterparts and each executed copy shall constitute an original instrument, but such counterparts shall together constitute one in the same instrument.

COMPANY:                      VALASSIS COMMUNICATIONS, INC.


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

AGENT:                        COMERICA BANK, AS AGENT


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

REVOLVING CREDIT BANKS:       COMERICA BANK


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

                              HARRIS TRUST AND SAVINGS BANK


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

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                              KEYBANK NATIONAL ASSOCIATION


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

                              MICHIGAN NATIONAL BANK


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

                              BANK ONE, MICHIGAN (F/K/A NBD BANK)


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

SWING LINE BANK:              COMERICA BANK


                              By:
                                  -------------------------

                              Its:
                                  -------------------------

                                       3